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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 28, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-11596                  58-1954497
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

 8302 Dunwoody Place, Suite 250, Atlanta, Georgia                  30350
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (770) 587-9898


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Market.

Item 3.02.  Unregistered Sales of Equity Securities.

         On July 28, 2006, Europa International Inc. exercised their private placement warrant to purchase 571,428 shares of Perma-Fix Environmental Company, Inc. (the "Company.") The exercise price was $1.75 per share with total proceeds to the Company of approximately $1,000,000. The company plans to use the proceeds as general working capital. All of the shares of Common Stock issued have been registered for resale by the holders of the common stock under a Form S-3 Registration Statement, No. 333-70676 ("Registration Statement").

         The issuance of the above securities by the Company were deemed to be exempt from registration under the Act in reliance upon section 4 (2) of the Securities Act of 1933, as amended (the "Act"), or Regulation D promulgated there under as transactions by an issuer not involving a public offering. Recipients of the securities in each such transaction represented their intentions to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the instruments issued in such transactions.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PERMA-FIX ENVIRONMENTAL
                                                    SERVICES, INC.


Dated:  August 3, 2006                              By:  /s/ Steven Baughman
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                                                         Steven Baughman
                                                         Vice President and
                                                         Chief Financial Officer